CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD:   OCTOBER 1996

Beginning of the Month Principal Receivables:                                                                      9,014,022,802.71
                                                                                                                   ----------------
Beginning of the Month Finance Charge Receivables:                                                                   188,874,394.06
                                                                                                                   ----------------
Beginning of the Month Discounted Receivables:                                                                                 0.00
                                                                                                                   ----------------
Beginning of the Month Total Receivables:                                                                          9,202,897,196.77
                                                                                                                   ----------------

Removed Principal Receivables:                                                                                                 0.00
                                                                                                                   ----------------
Removed Finance Charge Receivables:                                                                                            0.00
                                                                                                                   ----------------
Removed Total Receivables:                                                                                                     0.00
                                                                                                                   ----------------

Additional Principal Receivables:                                                                                              0.00
                                                                                                                   ----------------
Additional Finance Charge Receivables:                                                                                         0.00
                                                                                                                   ----------------
Additional Total Receivables:                                                                                                  0.00
                                                                                                                   ----------------

Discounted Receivables Generated this Period                                                                                   0.00
                                                                                                                   ----------------

End of the Month Principal Receivables:                                                                            8,924,344,797.92
                                                                                                                   ----------------
End of the Month Finance Charge Receivables:                                                                         189,880,308.85
                                                                                                                   ----------------
End of the Month Discounted Receivables:                                                                                       0.00
                                                                                                                   ----------------
End of the Month Total Receivables:                                                                                9,114,225,106.77
                                                                                                                   ----------------

Excess Funding Account Balance                                                                                                 0.00
                                                                                                                   ----------------
Invested Amount of all Master Trust Series                                                                         7,870,067,012.58
                                                                                                                   ----------------

End of the Month Seller Percentage                                                                                       11.813504%
                                                                                                                   ----------------
CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD:   OCTOBER 1996                                                           ACCOUNTS                       RECEIVABLES
                                                                                         --------                       -----------
End of the Month Delinquencies:
   30 - 59 Days Delinquent                                                                     54,535                145,712,919.94
                                                                                       --------------              ----------------
   60 - 89 Days Delinquent                                                                     30,153                 89,258,728.20
                                                                                       --------------              ----------------
   90 + Days Delinquent                                                                        68,478                199,871,985.76
                                                                                       --------------              ----------------
   Total 30 + Days Delinquent                                                                 153,166                434,843,633.90
                                                                                       --------------              ----------------
   Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                                 4.77%
                                                                                                                   ----------------
Defaulted Accounts During the Month                                                            14,837                 42,469,768.94
                                                                                       --------------              ----------------
Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                          5.65%
                                                                                                                   ----------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD:   OCTOBER 1996                                                             COLLECTIONS                 PERCENTAGES
                                                                                           -----------                 -----------
Total Collections and Gross Payment Rate                                                   823,660,166.64                     8.95%
                                                                                          ---------------             ------------

Collections of Principal Receivables and Principal Payment Rate                            704,124,656.26                     7.81%
                                                                                          ---------------             ------------

   Prior Month Billed Finance Charge and Fees                                              108,853,497.06
                                                                                          ---------------
   Amortized AMF Income                                                                      3,782,281.61
                                                                                          ---------------
   Interchange Collected                                                                     4,843,890.00
                                                                                          ---------------
   Recoveries of Charged Off Accounts                                                        2,753,700.79
                                                                                          ---------------
   Collections of Discounted Receivables                                                             0.00
                                                                                          ---------------

Collections of Finance Charge Receivables and Annualized Yield                             120,233,369.46                    16.01%
                                                                                          ---------------             -------------
CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD:   OCTOBER 1996

Beginning Unamortized AMF Balance                                                                                     20,393,073.26
                                                                                                                      -------------
 + AMF Slug for Added Accounts                                                                       0.00
                                                                                          ---------------
 + AMF Collections                                                                           3,084,422.53
                                                                                          ---------------
 - Amortized AMF Income                                                                      3,782,281.61
                                                                                          ---------------
Ending Unamortized AMF Balance                                                                                        19,695,214.18
                                                                                                                      -------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD:   OCTOBER 1996

Gross Principal Payment Rate                                                                        7.81%
                                                                                          ---------------
May 17, 1994   3% Discount of Addition                                                                                50,184,973.92
                                                                                                                      -------------
   Total Discounted Receivables Collections as of Beginning of Month                        50,184,973.92
                                                                                          ---------------
   Collections of Discounted Receivables Current Month                                               0.00
Discounted Receivables to be Collected                                                    ---------------                      0.00
                                                                                                                      -------------




                                        CAPITAL ONE BANK
                                        as Servicer



                                        By:       /s/ John Schmohl
                                                  -----------------------------
                                        Name:     John Schmohl
                                        Title:    Director of External Reporting


                                                       Page 7 of 30